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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                   ==============

                                      FORM 8-K

                                   ==============

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  AUGUST 11, 1998
                            ____________________________
                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 RELTEC CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     333-44277               94-3227019
     ____________________         ____________________    ____________________
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                           Identification Number)

           5900 Landerbrook Drive, Suite 300, Cleveland, Ohio 44124-4019
         _________________________________________________________________
                (Address of Principal Executive Offices) (Zip Code)

                                  (440) 460-3600
         _________________________________________________________________
                (Registrant's telephone number, including area code)

                                   NOT APPLICABLE
         _________________________________________________________________
           (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

          See the press releases, dated August 11, 1998 and August 21, 1998, of Reltec Corporation attached hereto as Exhibits 1 and 2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to General Instruction F of Form 8-K:

     1.   Press release, dated August 11, 1998, of Reltec Corporation.

     2.   Press release, dated August 21, 1998, of Reltec Corporation.


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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RELTEC CORPORATION


Date: September 3, 1998

                                        By:  /s/ Valerie Gentile Sachs
                                             -------------------------
                                        Name:  Valerie Gentile Sachs
                                        Title: Vice President, General Counsel
                                               and Secretary


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                                   EXHIBIT INDEX

DOC. NO.                 DOCUMENT DESCRIPTION


          1.   Press release, dated August 11, 1998,  of Reltec Corporation.

          2.   Press release, dated August 21, 1998, of Reltec Corporation.